SPECTRUM

ADVANTUS SPECTRUM FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

[LOGO]
ADVANTUS(TM) CAPITAL MANAGEMENT

[GRAPHIC]
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CUT DOWN PAPERWORK, NOT TREES.
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To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                                     2
INVESTMENTS IN SECURITIES                              7
STATEMENT OF ASSETS AND LIABILITIES                   17
STATEMENT OF OPERATIONS                               18
STATEMENTS OF CHANGES IN NET ASSETS                   19
NOTES TO FINANCIAL STATEMENTS                         20
DIRECTORS AND EXECUTIVE OFFICERS                      26
SHAREHOLDER SERVICES                                  28

[PHOTO OF WILLIAM N. WESTHOFF]

LETTER FROM THE PRESIDENT

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans
- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City
-    Setting up the national network needed for Homeland Security
-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS SPECTRUM FUND

PERFORMANCE

Over the past year the Spectrum Fund suffered severe losses along with the overall stock market. The Fund was especially impacted due to its positions in growth and higher growth stocks, which were by far the toughest sectors of the market. For the six-month period ended March 31, 2002 the net result were as follows:

          Class A       11.03 percent*
          Class B       10.61 percent*
          Class C       10.68 percent*

This compares to the Fund's benchmark, a blend of 60 percent S&P 500 Index** and 40 percent Lehman Brothers Aggregate Bond Index+, which returned 6.68 percent over the same period. The S&P 500** Index and the Lehman Brothers Aggregate Bond Index+ returned 11.00 percent and 0.14 percent, respectively, for the same period.

PERFORMANCE ANALYSIS

Over the long term, using a blend of both growth and value stocks on the equity side of the Fund is designed to increase Fund diversification and provide more consistent returns. The Fund has been near its maximum weighting in common stocks throughout the period - 65 percent. This has helped performance as equities have outperformed bonds during the period.

Investments in Retail, Media and Auto parts helped the Fund the most. Names like; Kohl's Corporation, Family Dollar Stores, Wal-Mart Stores, Inc., Home Depot, Inc., Lowe's Companies, Inc. and Bed, Bath & Beyond, Inc. were all very strong in the Retail area, an industry now underweight versus the S&P 500. In the Media industry, the position in Omnicom Group, a leading advertising agency, appreciated 46 percent, while in Auto, Borg Warner Automotive appreciated 32 percent. Our position in Borg Warner Automotive has since been sold.

These areas of the market had all been under pressure following the tragedy of September 11th. As the U.S. economy has demonstrated its resiliency, economically sensitive stocks have rebounded in many cases.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO MATTHEW D. FINN]
[PHOTO ALLEN D. STEINKOPF]
[PHOTO WAYNE SCHMIDT]

MATTHEW D. FINN, CFA, ALLEN D. STEINKOPF, CFA AND WAYNE SCHMIDT, CFA PORTFOLIO MANAGERS

The Advantus Spectrum Fund is a mutual fund seeking the most favorable total return (from interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities (common stock, preferred stock and securities convertible into equity securities), mortgage-related securities, investment grade debt securities, money market securities or any combination of these securities. The investment adviser's positioning of the portfolio is determined by the intermediate term outlook for economic trends and market momentum.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

OUTLOOK

The equity portion of the Fund has been transitioned from pure growth to a growth/value blend that is benchmarked to the S&P 500**. This has helped performance the last four months as growth has underperformed the S&P 500**. Over the long run, the blend approach is designed to produce consistent performance regardless of whether growth or value is in favor.

The focus of the Fund remains on good companies in good businesses that are well managed and offer excellent total return potential. Currently the portfolio is 65 percent in equities, including 1.50 percent in REITS, with the balance in fixed income.

[SIDENOTE]
* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS SPECTRUM FUND,
              S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
                     BLENDED INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Lehman Brothers Aggregate Bond Index, the S & P 500 Index, blended index of 60 percent S & P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1992 through March 31, 2002. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 2002.

CLASS A

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                         -1.71%
Five year                         4.25%
Ten year                          6.65%

[CHART]

(THOUSANDS)
                                                                                                      LEHMAN
                                                                                                     BROTHERS
                                                                                   S&P              AGGREGATE
                      CLASS A              CPI            BLENDED INDEX         500 INDEX          BOND INDEX
 3/31/1992            $10,000            $10,000             $10,000             $10,000             $10,000
10/31/1992            $10,081            $10,172             $10,941             $10,772             $10,707
10/31/1993            $10,956            $10,445             $12,007             $11,832             $11,978
 9/30/1994            $10,746            $10,761             $12,224             $11,936             $11,547
 9/30/1995            $12,721            $10,998             $14,553             $15,075             $13,171
 9/30/1996            $14,466            $11,328             $16,372             $17,729             $13,816
 9/30/1997            $16,875            $11,579             $20,713             $24,435             $15,158
 9/30/1998            $18,784            $11,744             $22,556             $26,234             $16,903
 9/30/1999            $21,804            $12,053             $26,127             $33,087             $16,841
 9/30/2000            $25,339            $12,462             $28,737             $37,055             $18,036
 9/30/2001            $17,142            $12,793             $25,633             $27,187             $20,371
 3/31/2002            $19,033            $12,821             $27,346             $29,965             $20,400

CLASS B

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                                        -1.77%
Five year                                        4.45%
Since inception (8/19/94)                        7.10%

[CHART]

(THOUSANDS)
                                                                                                   LEHMAN
                                                                                                   BROTHERS
                                                                                 S&P              AGGREGATE
                     CLASS B             CPI            BLENDED INDEX         500 INDEX          BOND INDEX
8/19/1994           $10,000            $10,000             $10,000             $10,000             $10,000
9/30/1994           $10,003            $10,067             $10,181              $9,863              $9,860
9/30/1995           $11,316            $10,289             $12,121             $12,457             $11,343
9/30/1996           $12,953            $10,598             $13,636             $14,651             $11,872
9/30/1997           $15,184            $10,833             $17,251             $20,192             $13,005
9/30/1998           $16,913            $10,987             $18,786             $21,678             $14,425
9/30/1999           $19,524            $11,276             $21,760             $27,342             $14,401
9/30/2000           $22,712            $11,659             $23,934             $30,620             $14,688
9/30/2001           $15,258            $11,968             $21,349             $22,466             $17,369
3/31/2002           $16,877            $11,995             $22,775             $24,762             $17,394

CLASS C

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                                    3.25%
Five year                                   4.69%
Since inception (3/1/95)                    6.94%

[CHART]

(THOUSANDS)
                                                                                         LEHMAN
                                                                                         BROTHERS
                                                                           S&P           AGGREGATE
                 CLASS C            CPI            BLENDED INDEX        500 INDEX        BOND INDEX
 3/1/1995        $10,000          $10,000             $10,000            $10,000         $10,000
9/30/1995        $11,263          $10,146             $11,905            $12,999         $10,818
9/30/1996        $12,713          $10,450             $13,393            $15,288         $11,323
9/30/1997        $14,731          $10,682             $16,944            $21,070         $12,404
9/30/1998        $16,288          $10,834             $18,452            $22,621         $13,757
9/30/1999        $18,778          $11,119             $21,373            $28,531         $13,708
9/30/2000        $21,653          $11,497             $23,508            $31,952         $14,667
9/30/2001        $14,536          $11,801             $20,969            $23,443         $16,566
3/31/2002        $16,089          $11,828             $22,370            $25,839         $16,589

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                      MARKET      % OF STOCK
COMPANY                                   SHARES       VALUE       PORTFOLIO
-------                                   ------    ----------    ----------
CitiGroup, Inc.                           30,800    $1,525,215         3.6%
Microsoft Corporation                     24,088     1,452,747         3.4%
Exxon Mobil Corporation                   27,400     1,200,942         2.8%
Chevron Corporation                       11,600     1,047,132         2.4%
Pfizer, Inc.                              23,825       946,805         2.2%
                                                    ----------        -----
                                                    $6,172,842        14.4%
                                                    ==========        =====

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                   % OF BOND
RATING                                                             PORTFOLIO
------                                                             ---------
U.S. Treasury                                                         12.9%
U S  Government Agencies                                              34.2%
AAA rated                                                              4.5%
AA rated                                                               7.8%
A rated                                                               16.7%
BBB rated                                                             20.4%
BB rated                                                               3.5%
                                                                     ------
                                                                     100.0%
                                                                     ======

[CHART]

Bonds                                                                 33.2%
Common Stocks                                                         65.9%
Cash and Other Assets/Liabilites                                       0.9%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                        VALUE(a)
------                                      -----------
COMMON STOCK (65.9%)
   BASIC MATERIALS (3.0%)
     Aluminum (.2%)
     3,500   Alcoa, Inc.                    $   132,090
                                            -----------
     Chemicals (2.8%)
     9,700   Air Products and
              Chemicals, Inc.                   501,005
     3,700   Dow Chemical
              Company                           121,064
     9,600   EI Dupont De
              Nemours & Company                 452,640
    15,400   Lyondell Petrochemical
              Company                           255,794
     7,700   Pharmacia
              Corporation                       347,116
     3,100   Rohm & Haas
              Company                           131,037
                                            -----------
                                              1,808,656
                                            -----------
   CAPITAL GOODS (3.0%)
     Aerospace/Defense (.3%)
     2,600   United Technologies
              Corporation                       192,920
                                            -----------
     Electrical Equipment (1.9%)
     3,700   Emerson Electric
              Company                           212,343
    21,856   General Electric
              Company                           818,507
     5,000   Honeywell
              International, Inc                191,350
                                            -----------
                                              1,222,200
                                            -----------
     Engineering/Construction (.1%)
     1,400   Caterpillar, Inc.                   79,590
                                            -----------
     Manufacturing (.6%)
     3,300   Minnesota Minning &
              Manufacturing
              Company                           379,533
                                            -----------
     Trucks and Parts (.1%)
     2,000   Navistar International
              Corporation                        88,600
                                            -----------
   COMMUNICATION SERVICES (2.5%)
     Telecommunication (.1%)
     2,180   Qualcomm, Inc. (b)                  82,055
                                            -----------
     Telephone (2.4%)
     9,100   Bellsouth
              Corporation                   $   335,426
    16,500   SBC Communications,
              Inc.                              617,760
    13,000   Verizon
              Communications                    593,450
                                            -----------
                                              1,546,636
                                            -----------
   CONSUMER CYCLICAL (7.3%)
     Auto (1.4%)
     6,200   Eaton Corporation                  502,076
     2,200   General Motors
              Corporation                       132,990
     3,700   Magna
              International, Inc. (c)           271,950
                                            -----------
                                                907,016
                                            -----------
     Leisure (1.4%)
    34,400   Brunswick
              Corporation                       939,808
                                            -----------
     Lodging-Hotel (.4%)
    15,800   Hilton Hotels                      225,940
                                            -----------
     Retail (3.1%)
     7,200   Bed Bath &
              Beyond, Inc. (b)                  243,000
       349   eBay, Inc. (b)                      19,767
     6,800   Family Dollar Stores               227,868
     7,050   Home Depot, Inc.                   342,700
     3,200   Kohls
              Corporation (b)                   227,680
     3,200   Lowes
              Companies, Inc.                   139,168
     6,800   Michaels
              Stores, Inc. (b)                  257,040
     9,400   Wal-Mart Stores, Inc.              576,126
                                            -----------
                                              2,033,349
                                            -----------
     Service (1.0%)
    11,200   Acuson
              Corporation (b)(c)                299,040
     3,910   Omnicom Group                      369,104
                                            -----------
                                                668,144
                                            -----------

               See accompanying notes to investments in securities.

                                              MARKET
SHARES                                        VALUE(a)
------                                      -----------
   CONSUMER STAPLES (6.7%)
     Beverage (2.0%)
    15,680   Pepsico, Inc.                  $   807,520
     9,300   The Coca-Cola
              Company                           486,018
                                            -----------
                                              1,293,538
                                            -----------
     Broadcasting (1.1%)
    14,100   Clear Channel
              Communications,
              Inc. (b)                          724,881
                                            -----------
     Entertainment (.6%)
     7,500   Viacom, Inc. (b)                   362,775
                                            -----------
     Food (.4%)
     5,900   Kraft Foods, Inc                   228,035
                                            -----------
     Household Products (.4%)
     4,000   Colgate-Palmolive
              Company                           228,600
                                            -----------
     Personal Care (.8%)
     9,200   Avon Products, Inc.                499,744
                                            -----------
     Service (.7%)
     2,600   Automatic Data
              Processing, Inc.                  151,502
     8,900   Concord EFS, Inc. (b)              295,925
                                            -----------
                                                447,427
                                            -----------
     Tobacco (.7%)
     8,200   Philip Morris
              Companies, Inc.                   431,894
                                            -----------
   ENERGY (5.9%)
     Oil (3.8%)
    11,600   Chevron Corporation              1,047,132
    27,400   Exxon Mobil
              Corporation                     1,200,942
     4,600   Royal Dutch Petroleum
              Company (c)                       249,872
                                            -----------
                                              2,497,946
                                            -----------
     Oil & Gas (2.1%)
     5,600   EOG Resources, Inc.                227,136
     7,200   Nabors Industries,
              Inc. (b)                          304,200
    11,600   Noble Drilling
              Corporation (b)                   480,124
     4,000   Smith International,
              Inc. (b)                      $   271,000
     1,571   Veritas DGC, Inc. (b)               68,857
                                            -----------
                                              1,351,317
                                            -----------
   FINANCIAL (15.6%)
     Banks (8.7%)
    12,700   Bank of America
              Corporation                       863,854
     9,500   Bank One
              Corporation                       396,910
    14,400   JP Morgan Chase and
              Company                           513,360
   250,000   Lehman ABS
              Manufactured
              Housing                           240,308
     8,500   PNC Financial
              Services Group                    522,665
     1,700   Suntrust Banks, Inc.               113,441
     5,400   The Bank of New York
              Company, Inc.                     226,908
    39,500   U S  Bancorp                       891,515
    23,700   Wachovia
              Corporation                       878,796
    12,600   Wells Fargo &
              Company                           622,440
     6,300   Zion BanCorporation                373,401
                                            -----------
                                              5,643,598
                                            -----------
     Finance-Diversified (.8%)
     4,100   Fannie Mae                         327,508
     3,300   Freddie Mac                        209,121
                                            -----------
                                                536,629
                                            -----------
     Insurance (1.4%)
     5,600   American
              International
              Group                             403,984
     4,700   Arthur J Gallagher &
              Company                           286,700
     3,200   Chubb Corporation                  233,920
                                            -----------
                                                924,604
                                            -----------
     Investment Bankers/Brokers (3.6%)
    30,800   CitiGroup, Inc.                  1,525,216

              See accompanying notes to investments in securities.

                                              MARKET
SHARES                                        VALUE(a)
------                                      -----------
     2,600   Goldman Sachs
              Group, Inc.                   $   234,650
     6,300   Merrill Lynch &
              Company, Inc.                     348,894
     4,600   Morgan Stanley Dean
              Witter & Company                  263,626
                                            -----------
                                              2,372,386
                                            -----------
     Real Estate (.2%)
     5,700   Boardwalk Equities,
              Inc. (c)                           49,533
     4,600   Brookfield Properties
              Corporation (c)                    87,400
                                            -----------
                                                136,933
                                            -----------
     Real Estate Investment Trust (.9%)
     2,800   Carramerica Realty
              Corporation                        87,948
     3,300   Developers Diversified
              Realty Corporation                 69,300
     1,350   Kimco Realty
              Corporation                        44,145
     2,000   P S  Business Parks,
              Inc.                               69,500
     3,100   Prologis Trust                      72,385
     1,538   Starwood Hotels &
              Resorts Worldwide,
              Inc.                               57,844
     1,600   Vornado Realty Trust                70,656
     8,600   Winston Hotels, Inc.                80,840
                                            -----------
                                                552,618
                                            -----------
   HEALTH CARE (7.9%)
     Biotechnology (.5%)
     4,300   Amgen, Inc. (b)                    256,624
     1,900   Genentech, Inc. (b)                 95,855
                                            -----------
                                                352,479
                                            -----------
     Drugs (3.8%)
     5,800   Eli Lilly & Company                441,960
    23,825   Pfizer, Inc.                       946,805
     3,300   Schering-Plough
              Corporation                       103,290
     3,200   Teva Pharmaceutical
              Industries, Ltd (c)               174,944
    12,600   Wyeth                          $   827,190
                                            -----------
                                              2,494,189
                                            -----------
     Health Care-Diversified (1.3%)
     6,400   Abbott Laboratories                336,640
     7,400   Johnson & Johnson                  480,630
                                            -----------
                                                817,270
                                            -----------
     Hospital Management (.3%)
     4,900   The HCA - Healthcare
              Company                           215,992
                                            -----------
     Medical Products/Supplies (1.3%)
     4,600   Baxter International,
              Inc.                              273,792
     2,500   Laboratory Corporation
             of America Holdings                239,650
     3,922   Medtronic, Inc.                    177,314
     4,300   Zimmer Holdings,
              Inc. (b)                          146,415
                                            -----------
                                                837,171
                                            -----------
     Special Services (.7%)
     7,900   Anthem, Inc. (b)                   454,803
                                            -----------
   TECHNOLOGY (11.4%)
     Communications Equipment (.7%)
     4,900   Brocade
              Communication
              Systems, Inc. (b)                 132,300
     3,933   Motorola, Inc.                      55,849
    24,900   Tellabs, Inc. (b)                  260,703
                                            -----------
                                                448,852
                                            -----------
     Computer Hardware (1.6%)
    10,660   Dell Computer
              Corporation (b)                   278,333
     2,699   Hewlett-Packard
              Company                            48,420
     7,100   International Business
              Machines
              Corporation                       738,400
                                            -----------
                                              1,065,153
                                            -----------
     Computer Networking (1.1%)
    29,385   Cisco Systems,
              Inc. (b)                          497,488

               See accompanying notes to investments in securities.

                                              MARKET
SHARES                                        VALUE(a)
------                                      -----------
   TECHNOLOGY--CONTINUED
     5,700   SEI Investments
              Company                       $   244,017
                                            -----------
                                                741,505
                                            -----------
     Computer Peripherals (.2%)
    12,000   EMC Corporation (b)                143,040
                                            -----------
     Computer Services & Software (3.0%)
       695   Adobe Systems, Inc.                 28,002
       906   Cadence Design
              Systems, Inc. (b)                  20,485
    24,088   Microsoft
              Corporation (b)                 1,452,747
     7,944   Peoplesoft, Inc.                   290,194
     3,387   Siebel Systems,
              Inc. (b)                          110,450
     1,862   Sungard Data
              Systems, Inc. (b)                  61,390
                                            -----------
                                              1,963,268
                                            -----------
     Electrical Instruments (.1%)
     1,988   Agilent Technologies,
              Inc. (b)                           69,500
                                            -----------
     Electrical Semiconductor (3.4%)
       988   Analog Devices,
              Inc. (b)                           44,500
     3,652   Applied Materials,
              Inc. (b)                          198,194
    22,038   Intel Corporation                  670,176
     1,123   Linear Technology
              Corporation                        49,659
    19,027   LSI Logic
              Corporation (b)                   323,459
     1,422   Microchip Technology,
              Inc. (b)                           59,482
     2,112   Micron Technology,
              Inc. (b)                           69,485
       712   Novellus Systems,
              Inc. (b)                           38,541
    23,286   Texas Instruments,
              Inc.                              770,767
                                            -----------
                                              2,224,263
                                            -----------
     Electronics - Computer Distribution (.3%)
       861   Maxim Integrated
              Products (b)                  $    47,966
     3,100   WW Grainger, Inc.                  174,313
                                            -----------
                                                222,279
                                            -----------
     Equipment Semiconductor (.5%)
       438   KLA-Tencor
              Corporation (b)                    29,127
     6,768   Teradyne, Inc. (b)                 266,862
                                            -----------
                                                295,989
                                            -----------
     Service - Data Processing (.5%)
     1,700   First Data
              Corporation                       148,325
     3,000   Paychex, Inc.                      119,100
     1,355   Verisign, Inc. (b)                  36,585
                                            -----------
                                                304,010
                                            -----------
   TRANSPORTATION (1.8%)
     Air Freight (.3%)
     6,200   CH Robinson
              Worldwide, Inc.                   208,320
                                            -----------
     Airlines (.9%)
    18,700   AMR Corporation (b)                493,867
     3,000   Northwest Airlines,
              Inc. (b)                           57,210
                                            -----------
                                                551,077
                                            -----------
     Railroads (.6%)
    10,900   CSX Corporation                    415,399
                                            -----------
   UTILITIES (.8%)
     Electric Companies (.8%)
    12,100   Allegheny Energy, Inc.             500,335
                                            -----------
  Total common stock
   (cost: $36,852,770)                      $42,864,356
                                            -----------

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON  MATURITY         VALUE(a)
---------                                                                       ------  ---------      -----------
LONG-TERM DEBT SECURITIES (33.2%)
  GOVERNMENT OBLIGATIONS (16.38%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (15.9%)
     Federal National Mortgage Association (FNMA) (8.7%)
$     350,000                                                                    4.000%  04/25/22      $   344,469
      256,155                                                                    6.000%  04/01/14          257,437
      245,557                                                                    6.000%  03/01/16          244,877
      706,135                                                                    6.000%  10/01/16          704,179
       44,730                                                                    6.000%  01/01/29           43,701
      234,514                                                                    6.000%  02/01/29          229,121
      197,629                                                                    6.230%  01/01/08          201,564
      500,000                                                                    6.250%  02/01/11          498,481
      363,549                                                                    6.500%  10/01/28          363,106
      227,254                                                                    6.500%  02/01/29          226,977
      214,811                                                                    6.500%  02/01/32          214,113
      399,534                                                                    6.500%  02/01/32          398,192
      100,000                                                                    6.500%  03/01/32           99,810
      143,506                                                                    7.000%  07/01/31          146,417
      121,383                                                                    7.000%  09/01/31          123,845
      539,205                                                                    7.000%  11/01/31          550,143
      496,907                                                                    7.000%  02/01/32          506,981
      249,279                                                                    7.000%  02/01/32          254,333
      235,000                                                                    7.000%  03/01/32          239,764
                                                                                                       -----------
                                                                                                         5,647,510
                                                                                                       -----------
     Government National Mortgage Association (GNMA) (2.8%)
        1,481                                                                    6.500%  04/15/29            1,480
      489,419                                                                    6.500%  07/15/31          488,508
      234,771                                                                    6.500%  01/15/32          234,340
      336,036                                                                    7.000%  07/15/28          343,409
       91,352                                                                    7.000%  09/15/31           93,250
      323,576                                                                    7.375%  11/15/11          337,865
       44,266                                                                    7.500%  10/15/28           46,234
      148,616                                                                    7.500%  01/15/31          154,543
      108,688                                                                    7.500%  02/15/31          113,023
                                                                                                       -----------
                                                                                                         1,812,652
                                                                                                       -----------
     U.S. Treasury (4.4%)
      800,000   Bond                                                             3.375%  01/15/07          912,552
      250,000   Bond                                                             3.500%  11/15/06          236,445
      150,000   Bond                                                             5.375%  02/15/31          140,824
      575,000   Bond                                                             5.500%  08/15/28          536,053
      550,000   Bond                                                             6.000%  02/15/26          547,271
      450,000   Bond                                                             6.325%  08/15/29          458,315
                                                                                                       -----------
                                                                                                         2,831,460
                                                                                                       -----------

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON  MATURITY         VALUE(a)
---------                                                                       ------  ---------      -----------
OTHER GOVERNMENT OBLIGATIONS (.4%)
$     250,000   Manitoba (c)                                                     4.250%  11/20/06      $   239,411
                                                                                                       -----------
                Total government and agencies obligations (cost: $10,904,223)                           10,531,033
                                                                                                       -----------
CORPORATE OBLIGATIONS (16.9%)
   BASIC MATERIALS (1.3%)
      Agriculture Products (.7%)
      450,000   Archer-Daniels-Midland Company                                   7.000%  02/01/31          451,638
                                                                                                       -----------
      Construction (.6%)
      350,000   Vulcan Materials, Inc.                                           6.400%  02/01/06          358,089
                                                                                                       -----------
   COMMUNICATION SERVICES (.2%)
      Telecommunication (.2%)
      150,000   Sprint Corporation                                               5.700%  11/15/03          143,908
                                                                                                       -----------
   CONSUMER CYCLICAL (.5%)
      Publishing (.5%)
      350,000   Gannett Company, Inc.                                            5.500%  04/01/07          347,122
                                                                                                       -----------
   CONSUMER STAPLES (1.2%)
      Broadcasting (.3%)
      212,000   TCI Communications, Inc.                                         6.375%  05/01/03          215,535
                                                                                                       -----------
      Food (.3%)
      200,000   General Mills, Inc.                                              4.750%  10/08/03          201,421
                                                                                                       -----------
      Retail (.6%)
      200,000   American Stores Company                                          7.200%  06/09/03          207,507
      200,000   Safeway, Inc.                                                    3.625%  11/05/03          198,237
                                                                                                       -----------
                                                                                                           405,744
                                                                                                       -----------
   ENERGY (.5%)
      Oil (.5%)
      150,000   Amerada Hess                                                     6.650%  08/15/11          148,844
      150,000   Conoco, Inc.                                                     5.900%  04/15/04          154,231
                                                                                                       -----------
                                                                                                           303,075
                                                                                                       -----------
   FINANCIAL (11.5%)
      Asset-Backed Securities (1.2%)
      250,000   Fortress CBO Investments I, Ltd. 144A Issue (d)                  7.850%  07/25/09          257,715
      305,540   Prudential Home Mortgage Security
                 Company 144A Issue (f)                                          6.500%  10/25/23          310,141
      199,479   Prudential Home Mortgage Security
                 Company 144A Issue (f)                                          6.775%  04/28/24          203,381
                                                                                                       -----------
                                                                                                           771,237
                                                                                                       -----------

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON  MATURITY         VALUE(a)
---------                                                                       ------  ---------      -----------
FINANCIAL--CONTINUED
      Auto Finance (.6%)
$     150,000   Ford Motor Credit Corporation                                    6.875%  02/01/06      $   149,146
      250,000   General Motors Acceptance Corporation                            6.750%  01/15/06          253,245
                                                                                                       -----------
                                                                                                           402,391
                                                                                                       -----------
      Banks (.9%)
      150,000   Bank One Corporation                                             5.500%  03/26/07          148,717
      500,000   St. George Funding Company 144A Issue (c)(d)                     8.485%  12/29/49          458,798
                                                                                                       -----------
                                                                                                           607,515
                                                                                                       -----------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (5.3%)
       61,538   Banco Hipotecario Nacional 144A Issue (c)(d)                     7.916%  07/25/09           34,858
      321,996   Banco Hipotecario Nacional 144A Issue (c)(d)                     8.000%  03/31/11          126,235
      430,397   Bear Stearns & Company, Inc.                                     8.000%  11/25/29          437,396
      437,857   Chase Mortgage Finance
                 Corporation 144A Issue (f)                                      6.638%  03/28/25          437,927
      350,000   Nomura Asset Securites Corporation (c)                           6.893%  04/13/36          373,463
      358,254   Paine Webber Mortgage Acceptance Corporation                     7.000%  10/25/23          363,936
      500,000   Park Avenue Finance Corporation 144A Issue (f)                   7.680%  05/12/07          531,137
      293,040   Residential Funding Mortgage Securities                          7.000%  10/25/23          299,979
      803,204   Rosewood Care Centers Capital Funding                            7.250%  11/01/13          845,003
                                                                                                       -----------
                                                                                                         3,449,934
                                                                                                       -----------
      Commercial Finance (.7%)
      350,000   General Electric Capital Corporation                             6.750%  03/15/32          338,279
      150,000   Qwest Capital Funding, Inc.                                      7.000%  08/03/09          122,171
                                                                                                       -----------
                                                                                                           460,450
                                                                                                       -----------
      Commercial Mortgage-Backed Securities (.5%)
           --   Asset Securitization Corporation 144A Issue (e)                  8.250%  08/13/29          300,363
                                                                                                       -----------
      Consumer Finance (.3%)
      200,000   ERAC USA Finance Company (f)                                     7.350%  06/15/08          203,808
                                                                                                       -----------
      Insurance (.6%)
      400,000   Prudential Insurance Company of
                 America 144A Issue (f)                                          6.600%  05/15/08          404,460
                                                                                                       -----------
      Investment Bankers/Brokers (.4%)
      250,000   Morgan Stanley Dean Witter & Company                             6.750%  04/15/11          250,672
                                                                                                       -----------
      Real Estate Investment Trust (1.0%)
      250,000   Prologis Trust                                                   6.700%  04/15/04          256,321
      200,000   Reckson Operating Partnership LP                                 7.400%  03/15/04          206,720
      200,000   Spieker Properties, Inc                                          6.950%  12/15/02          204,542
                                                                                                       -----------
                                                                                                           667,583
                                                                                                       -----------

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON  MATURITY         VALUE(a)
---------                                                                       ------  ---------      -----------
TRANSPORTATION (.2%)
      Railroads (.2%)
$     150,000   Canadian Pacific Rail Road                                       6.250%  10/15/11      $   145,193
                                                                                                       -----------
   UTILITIES (1.5%)
      Electric Companies (1.0%)
      100,000   Commonwealth Edison Company 144A Issue (f)                       6.150%  03/15/12           97,596
      200,000   Hydro-Quebec (c)                                                 8.000%  02/01/13          224,528
      250,000   Niagara Mohawk Holdings, Inc.                                    5 375%  10/01/04          250,768
      100,000   South Carolina Electric & Gas                                    6.625%  02/01/32           96,864
                                                                                                       -----------
                                                                                                           669,756
                                                                                                       -----------
      Power Products-Industrial (.5%)
      350,000   Xcel Energy, Inc.                                                7.000%  12/01/10          341,986
                                                                                                       -----------
               Total corporate obligations (cost: $11,191,553)                                          11,101,880
                                                                                                       -----------
               Total long-term debt securities (cost: $22,095,776)                                      21,632,913
                                                                                                       -----------
SHARES/PAR
-----------
   SHORT-TERM SECURITIES (.5%)
      250,000   Society Corporation                                              8.125%  06/15/02          252,624
           29   Federated Money Market Obligations Trust
                 Prime Obligations Fund, current rate 1.900%                                                    29
       23,027   Provident Institutional Fund--
                 Temp Fund Portfolio, current rate 1.970%                                                   23,027
       26,403   Wells Fargo & Company--
                 Cash Investment Fund, current rate 1.810%                                                  26,403
                                                                                                       -----------
               Total short-term securities (cost: $302,176)                                                302,083
                                                                                                       -----------
               Total investments in securities (cost: $59,250,722) (g)                                 $64,799,352
                                                                                                       -----------

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 3.7% of net assets in foreign securities as of March 31, 2002.
(d) Represents ownership in an illiquid security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the illiquid securities held at March 31, 2002, which includes acquisition date and cost, is as follows:

                                                     ACQUISITION
     SECURITY:                                           DATE          COST
     --------                                        -----------    ----------
     Fortress CBO Investments I, Ltd. 144A Issue*      01/20/01     $  247,401
     Banco Hipotecario Nacional 144A Issue*            04/01/99         65,559
     Banco Hipotecario Nacional 144A Issue*            03/07/00        333,686
     St  George Funding Company 144A Issue*            06/12/97        500,171
                                                                    ----------
                                                                    $1,146,817
                                                                    ==========

     * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles the holders to receive only interest on the underlying mortgages. The principle amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon current cost basis and estimated timing and amount of future cash flows.
(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(g) At March 31, 2002 the cost of securities for federal income tax purposes was $61,937,599. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                  $ 4,796,324
     Gross unrealized depreciation                                   (1,934,571)
                                                                    -----------
     Net unrealized appreciation                                    $2,861,753
                                                                    ==========

                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)

                                                ASSET
 Investments in securities, at market value - see accompanying schedule for
   detailed listing (a) (identified cost: $59,250,722)                                                 $ 64,799,352
 Cash in bank on demand deposit                                                                              50,531
 Receivable for Fund shares sold                                                                              7,285
 Receivable for investment securities sold                                                                  564,937
 Accrued interest receivable                                                                                207,704
 Dividends receivable                                                                                        30,570
 Collateral for securities loaned (note 7)                                                                4,055,921
 Other receivables                                                                                              621
                                                                                                       ------------
     Total assets                                                                                        69,716,921
                                                                                                       ------------
                                              LIABILITIES
Payable for investment securities purchased                                                                 456,367
Payable for Fund shares redeemed                                                                              3,284
Dividends payable to shareholders                                                                            15,829
Payable to Adviser                                                                                           79,454
Payable upon return of securities loaned (note 7)                                                         4,055,921
                                                                                                       ------------
     Total liabilities                                                                                    4,610,855
                                                                                                       ------------
Net assets applicable to outstanding capital stock                                                     $ 65,106,066
                                                                                                       ============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                                      $     51,874
   Additional paid-in capital                                                                            72,269,874
   Undistributed net investment income                                                                       82,808
   Accumulated net realized losses from investments                                                     (12,847,120)
   Unrealized appreciation on investments                                                                 5,548,630
                                                                                                       ------------
     Total - representing net assets applicable to outstanding capital stock                           $ 65,106,066
                                                                                                       ============
Net assets applicable to outstanding Class A shares                                                    $ 46,868,872
                                                                                                       ============
Net assets applicable to outstanding Class B shares                                                    $ 14,999,524
                                                                                                       ============
Net assets applicable to outstanding Class C shares                                                    $  3,237,670
                                                                                                       ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 3,726,095                                                              $      12.58
                                                                                                       ============
   Class B - Shares outstanding 1,200,332                                                              $      12.50
                                                                                                       ============
   Class C - Shares outstanding 260,983                                                                $      12.41
                                                                                                       ============

--------------
(a)  Includes securities on loan of $3,869,472

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                                                              $  687,329
   Dividends                                                                                                262,019
   Income from securities lending activities                                                                  3,771
                                                                                                         ----------
       Total investment income                                                                              953,119
                                                                                                         ----------
Expenses (note 4):
   Investment advisory fee                                                                                  164,266
   Rule 12b-1 fees - Class A                                                                                 58,677
   Rule 12b-1 fees - Class B                                                                                 77,084
   Rule 12b-1 fees - Class C                                                                                 16,739
   Administrative services fee                                                                               37,200
   Transfer agent and shareholder services fees                                                             144,782
   Custodian fees                                                                                             7,294
   Auditing and accounting services                                                                          15,775
   Legal fees                                                                                                 4,597
   Directors' fees                                                                                              639
   Registration fees                                                                                         25,000
   Printing and shareholder reports                                                                          15,867
   Insurance                                                                                                  1,232
   Other                                                                                                      6,500
                                                                                                         ----------
       Total expenses                                                                                       575,652
   Less fees and expenses waived or absorbed by Adviser                                                    (104,477)
                                                                                                         ----------
       Total net expenses                                                                                   471,175
                                                                                                         ----------
       Investment income - net                                                                              481,944
                                                                                                         ----------
Realized and unrealized gains on investments:
   Net realized gains on investments (note 3)                                                             2,769,893
   Net change in unrealized appreciation or depreciation on investments                                   3,579,189
                                                                                                         ----------
       Net gains on investments                                                                           6,349,082
                                                                                                         ----------
Net increase in net assets resulting from operations                                                     $6,831,026
                                                                                                         ==========

                See accompanying notes to financial statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH  31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001
                                                                     (UNAUDITED)

                                                                                          2002            2001
                                                                                       -----------     ------------
Operations:
   Investment income - net                                                             $   481,944     $  1,151,606
   Net realized gain (loss) on investments                                               2,769,893      (13,849,891)
   Net change in unrealized appreciation or depreciation
     on investments                                                                      3,579,189      (21,515,051)
                                                                                       -----------     ------------
       Increase (decrease) in net assets resulting from operations                       6,831,026      (34,213,336)
                                                                                       -----------     ------------
Distributions to shareholders from:
   Investment income - net:
     Class A                                                                              (470,903)        (856,166)
     Class B                                                                               (99,743)        (137,409)
     Class C                                                                               (21,354)         (31,425)
   Net realized gains on investments:
     Class A                                                                               (61,065)      (8,664,445)
     Class B                                                                               (20,461)      (2,995,355)
     Class C                                                                                (4,456)        (676,021)
                                                                                       -----------     ------------
       Total distributions                                                                (677,982)     (13,360,821)
                                                                                       -----------     ------------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                             1,398,597        4,884,713
     Class B                                                                               366,939        2,045,874
     Class C                                                                                92,206          468,737
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                               490,608        9,170,037
     Class B                                                                               114,445        3,055,969
     Class C                                                                                24,504          681,146
   Payments for redemption of shares:
     Class A                                                                            (4,473,709)     (13,454,590)
     Class B                                                                            (2,143,933)      (5,199,830)
     Class C                                                                              (400,610)      (1,324,135)
                                                                                       -----------     ------------
       Increase (decrease) in net assets from capital
         share transactions                                                             (4,530,953)         327,921
                                                                                       -----------     ------------
       Total increase (decrease) in net assets                                           1,622,091      (47,246,236)
Net assets at beginning of period                                                       63,483,975      110,730,211
                                                                                       -----------     ------------
Net assets at end of period (including undistributed net
   investment income of $82,808 and $192,864, respectively)                            $65,106,066     $ 63,483,975
                                                                                       ===========     ============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)

(1) ORGANIZATION

      The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      As of September 30, 2001 for federal income tax purposes, the fund had a capital loss carryover in the amount of $10,779,056 which, if not offset by subsequent capital gains, will expire September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

      For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $43,727,679 and $47,793,495, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent on the first $1 billion in net assets, .48 percent on the next $1 billion and .46 percent on net assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

      The Fund has entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee equal to $6,200 per month for accounting and auditing, outside legal and other administrative services which Securian Financial Group provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.22% of Class A average daily net assets, 1.97% of Class B average daily net assets and 1.97% of Class C average daily net assets through the fiscal of the Fund ending September 30, 2001. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $104,477 in expenses which were otherwise payable by the Fund.

      For the period ended March 31, 2002 sales charges received by Securian for distributing the Fund's three classes of shares amounted to $40,738.

      As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 1,534 shares or 0.04 percent of the Funds Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5) CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the six month period ended March 31, 2002 and year ended September 30, 2001, were as follows:

                                                         CLASS A                 CLASS B              CLASS C
                                                   --------------------   --------------------   ------------------
                                                     2002        2001       2002        2001      2002       2001
                                                   --------    --------   --------     -------   -------   --------
Sold                                                113,472     324,750     29,931     137,812     7,706    31,646
Issued for reinvested distributions                  39,480     618,986      9,289     206,448     2,004    46,289
Redeemed                                           (362,567)   (958,885)  (175,443)   (376,427)  (32,944)  (97,953)
                                                   --------    --------   --------     -------   -------   --------
                                                   (209,615)    (15,149)  (136,223)    (32,167)  (23,234)  (20,018)
                                                   ========    ========   ========     =======   =======   ========

(6) ILLIQUID SECURITIES

         At March 31, 2002, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 2002 was $877,606 which represents 1.3% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7) SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002, securities valued at $3,869,472 were on loan to brokers and the Fund had $4,055,921 in cash collateral.

(8) FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                      CLASS A
                                                      -------------------------------------------------------------------
                                                      PERIOD FROM
                                                      OCTOBER 1,
                                                        2001 TO
                                                       MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                         2002       -----------------------------------------------------
                                                      (UNAUDITED)     2001       2000        1999        1998       1997
                                                      -----------   -------     -------    -------     -------    -------
Net asset value, beginning of period                  $ 11.45       $ 19.73     $ 17.88    $ 16.50     $ 16.40    $ 15.53
                                                      -------       -------     -------    -------     -------    -------
Income from investment operations:
  Net investment income                                   .10           .22         .31        .31         .33        .39
  Net gains (losses) on securities
   (both realized and unrealized)                        1.15         (6.08)       2.55       2.30        1.40       2.02
                                                      -------       -------     -------    -------     -------    -------
   Total from investment operations                      1.25         (5.86)       2.86       2.61        1.73       2.41
                                                      -------       -------     -------    -------     -------    -------
Less distributions:
  Dividends from net investment income                   (.12)         (.20)       (.30)      (.31)       (.33)      (.39)
  Distributions from net realized gains                    --         (2.22)       (.71)      (.92)      (1.30)     (1.15)
                                                      -------       -------     -------    -------     -------    -------
   Total distributions                                   (.12)        (2.42)      (1.01)     (1.23)      (1.63)     (1.54)
                                                      -------       -------     -------    -------     -------    -------
Net asset value, end of period                        $ 12.58       $ 11.45     $ 19.73    $ 17.88     $ 16.50    $ 16.40
                                                      =======       =======     =======    =======     =======    =======
Total return (a)                                        11.03%       (32.35)%     16.22%     16.08%      11.31%     16.66%
Net assets, end of period (in thousands)              $46,846       $45,066     $77,964    $73,613     $68,157    $62,914
Ratio of expenses to average daily
  net assets (b)                                         1.22%(c)      1.12%       1.11%      1.10%       1.19%      1.25%
Ratio of net investment income
  (loss) to average daily net assets (b)                 1.68%(c)      1.57%       1.58%      1.77%       1.98%      2.53%
Portfolio turnover rate (excluding
  short-term securities)                                 68.2%        158.4%      132.0%     100.8%      139.8%     141.4%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived and absorbed $104,477, $241,979, and $95,590 in expenses for the period ended March 31, 2002 and the years ended September 30, 2001, and 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.54%, 1.40%, and 1.20%, and the ratio of net investment income to average daily net assets would have been 1.36%, 1.29%, and 1.49%, respectively. If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.29%, 2.15%, and 1.95%, and the ratio of net investment income to average daily net assets would have been .68%, .54%, and .72%, respectively.
(c)  Adjusted to an annual basis.

                                                                                      CLASS B
                                                      -------------------------------------------------------------------
                                                      PERIOD FROM
                                                      OCTOBER 1,
                                                        2001 TO
                                                       MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                         2002       -----------------------------------------------------
                                                      (UNAUDITED)     2001       2000        1999        1998       1997
                                                      -----------   -------     -------    -------     -------    -------
Net asset value, beginning of period                  $ 11.38       $ 19.61     $ 17.79    $ 16.43     $ 16.34    $ 15.47
                                                      -------       -------     -------    -------     -------    -------
Income from investment operations:
  Net investment income                                   .05           .11         .17        .19         .22        .30
  Net gains (losses) on securities
   (both realized and unrealized)                        1.15         (6.03)       2.53       2.28        1.39       2.02
                                                      -------       -------     -------    -------     -------    -------
   Total from investment operations                      1.20         (5.92)       2.70       2.47        1.61       2.32
                                                      -------       -------     -------    -------     -------    -------
Less distributions:
  Dividends from net investment income                   (.08)         (.09)       (.17)      (.19)       (.22)      (.30)
  Distributions from net realized gains                    --         (2.22)       (.71)      (.92)      (1.30)     (1.15)
                                                      -------       -------     -------    -------     -------    -------
   Total distributions                                   (.08)        (2.31)       (.88)     (1.11)      (1.52)     (1.45)
                                                      -------       -------     -------    -------     -------    -------
Net asset value, end of period                        $ 12.50       $ 11.38     $ 19.61    $ 17.79     $ 16.43    $ 16.34
                                                      =======       =======     =======    =======     =======    =======
Total return (a)                                        10.61%       (32.82)%     15.51%     15.31%      10.55%     16.02%
Net assets, end of period (in thousands)              $14,992       $15,207     $26,838    $24,420     $17,751    $12,556
Ratio of expenses to average daily
  net assets (b)                                         1.97%(c)      1.87%       1.86%      1.82%       1.84%      1.90%
Ratio of net investment income
  (loss) to average daily net assets (b)                  .93%(c)       .82%        .83%      1.06%       1.32%      1.89%
Portfolio turnover rate (excluding
  short-term securities)                                 68.2%        158.4%      132.0%     100.8%      139.8%     141.4%

                                                                                     CLASS C
                                                      -------------------------------------------------------------------
                                                      PERIOD FROM
                                                      OCTOBER 1,
                                                        2001 TO
                                                       MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                         2002        ----------------------------------------------------
                                                      (UNAUDITED)     2001       2000        1999        1998       1997
                                                      -----------    ------      ------     ------      ------     ------
Net asset value, beginning of period                   $11.29        $19.49      $17.69     $16.34      $16.27     $15.43
                                                       ------        ------      ------     ------      ------     ------
Income from investment operations:
  Net investment income                                   .05           .11         .17        .19         .24        .28
  Net gains (losses) on securities
   (both realized and unrealized)                        1.15         (6.00)       2.51       2.27        1.36       2.01
                                                       ------        ------      ------     ------      ------     ------
   Total from investment operations                      1.20         (5.89)       2.68       2.46        1.60       2.29
                                                       ------        ------      ------     ------      ------     ------
Less distributions:
  Dividends from net investment income                   (.08)         (.09)       (.17)      (.19)       (.23)      (.30)
  Distributions from net realized gains                    --         (2.22)       (.71)      (.92)      (1.30)     (1.15)
                                                       ------        ------      ------     ------      ------     ------
   Total distributions                                   (.08)        (2.31)       (.88)     (1.11)      (1.53)     (1.45)
                                                       ------        ------      ------     ------      ------     ------
Net asset value, end of period                         $12.41        $11.29      $19.49     $17.69      $16.34     $16.27
                                                       ======        ======      ======     ======      ======     ======
Total return (a)                                        10.68%       (32.87)%     15.38%     15.29%      10.57%     15.87%
Net assets, end of period (in thousands)               $3,236        $3,210      $5,928     $5,659      $4,062     $1,926
Ratio of expenses to average daily
  net assets (b)                                         1.97%(c)      1.87%       1.86%      1.82%       1.83%      1.90%
Ratio of net investment income
  (loss) to average daily net assets (b)                  .93%(c)       .82%        .83%      1.07%       1.31%      1.88%
Portfolio turnover rate (excluding
  short-term securities)                                 68.2%        158.4%      132.0%     100.8%      139.8%     141.4%

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
William N. Westhoff                      President and                 President, Treasurer and Director,
Age: 54                                  Director since                Advantus Capital Management, Inc.;
                                         July 23, 1998                 Senior Vice President and Treasurer,
                                                                       Minnesota Life Insurance Company;
                                                                       President, MCM Funding 1997-1, Inc. and
                                                                       MCM Funding 1998-1, Inc. (entities holding
                                                                       legal title to mortgages beneficially owned
                                                                       by certain clients of Advantus Capital);
                                                                       Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation,
                                                                       Minneapolis, Minnesota, from August 1994
                                                                       to October 1997
Frederick P. Feuerherm                   Vice President,               Vice President, Assistant Secretary and
Age: 55                                  Director and                  Director, Advantus Capital
                                         Treasurer since               Management, Inc.; Vice President,
                                         July 13, 1994                 Minnesota Life Insurance Company;
                                                                       Vice President and Director,
                                                                       MIMLIC Funding, Inc. (entity holding legal
                                                                       title to bonds beneficially owned by certain
                                                                       clients of Advantus Capital); Vice President
                                                                       and Assistant Secretary, MCM Funding
                                                                       1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                       (entities holding legal title to mortgages
                                                                       beneficially owned by certain clients of
                                                                       Advantus Capital)

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------

Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer
Age: 74                                  October 22, 1985              of Minnesota Mining and Manufacturing
                                                                       Company (industrial and consumer
                                                                       products) through June 1989

Charles E. Arner                         Director since                Retired, Vice Chairman of The First
Age: 79                                  April 30, 1986                National Bank of Saint Paul from
                                                                       November 1983 through June 1984;
                                                                       Chairman and Chief Executive Officer
                                                                       of The First National Bank of Saint Paul from
                                                                       October 1980 through November 1983

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the
Age: 65                                  October 22, 1985              University of Minnesota

-------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------------------------------

Michael J. Radmer                        Secretary since               Partner with the law firm of
Dorsey & Whitney LLP                     April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

--------------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY
BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR
ACCOMPANIED BY A CURRENT PROSPECTUS.
READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[LOGO ADVANTUS(TM) CAPITAL MANAGEMENT]

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
3010-2002-1985N
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SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
ST. PAUL, MN
PERMIT NO. 3547

ADDRESS SERVICE REQUESTED





F.48638 Rev. 5-2002